EXHIBIT 10.4

                               SECURITY AGREEMENT
                                 (STOCK PLEDGE)

     This Security Agreement (the "Agreement") is made as of April 25, 2002 between JOHN VAN ZYLL, MARVIN STACY and ANN FURLONG as pledgors (cumulatively "Pledgor"), and Sofcon Limited (the "Secured Party") (singly a "Party" and cumulatively the "Parties").

     For good and valuable consideration, receipt of which is hereby acknowledged, Pledgor and Secured Party hereby agree as follows:

     1.     Grant  of  Security  Interest.     Pledgor  hereby grants to Secured
            ------------------------------
Party  a  security  interest  in  4,000,000  shares  of  Diversified  Product
Inspections, Inc. common stock (the "Shares" also referred to as the "Collateral"), currently issued in the names of JOHN VAN ZYLL (2,000,000 SHARES), MARVIN STACY (1,000,000 SHARES) and ANN FURLONG (1,000,000 SHARES) and in all proceeds thereof, including, without limitation: (a) any and all shares issued in replacement thereof; (b) any and all shares issued as a stock dividend or issued in connection with any increase or decrease of capital, reclassification, reorganization, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; (c) any and all options, warrants or rights, whether as an addition to, or in substitution or exchange for any of said stock or otherwise; and (d) any and all dividends or distributions, whether payable in cash or in property.

     Pledgor and Secured Party acknowledge their mutual intent that all security interests contemplated herein are given as a contemporaneous exchange for new value to Pledgor.

     2.     Debts  Secured.     The  security interest granted by this Agreement
            ---------------
shall secure the following obligation, which is a full recourse obligation of the Pledgor and Diversified Product Inspections, Inc.: convertible debentures of Diversified Product Inspections, Inc. issued in favor of Secured Party in the aggregate principal amount of up to THREE HUNDRED THOUSAND DOLLARS ($300,000) (the "Debentures"), any and all renewals, extensions, replacements, modifications and amendments thereof (including any which increase the original principal amount).

     3.     Perfection  and  Enforcement  of  Assignment  and Security Interest.
            --------------------------------------------------------------------
Pledgor agrees to deliver any and all stock certificates, or similar instruments evidencing the Collateral, to secured Party or an escrow agent to be designated by Pledgor and Secured Party, at the time of execution of this Agreement. Pledgor agrees to give good faith, diligent cooperation to Secured Party and to perform such other acts as reasonably requested by Secured Party for perfection and enforcement of said security interest. Pledgor will promptly deliver to Secured Party all written notices, dividends, stock certificates, or other documents constituting or relating to the Collateral, which are received in the future and will promptly give Secured Party written notice of any other notices which are received in the future by Pledgor with respect to the Collateral.

     4.     No  Transfer  of Ownership Prior to Default.     Pledgor does hereby
            --------------------------------------------
make, constitute and appoint Secured Party and its designees, as Pledgor's true and lawful attorney in fact, with full power of substitution, to transfer the Collateral on the books of the issuing corporation, or any transfer agent, to the name of Secured arty or such other name as designated by Secured Party. Such power may be exercised in the sole discretion of Secured Party, but only upon a default under the terms of this Agreement.

     Pledgor agrees to give full cooperation and to use its best efforts to cause any issuer, transfer agent, or registrar of the Collateral to take all such actions and to execute all such documents as may be necessary or appropriate to effect any sale, transfer or other disposition of the Collateral, upon Pledgor's default.

     Pledgor agrees to pay any and all expenses and out of pocket costs, including, reasonably attorney's fees and legal expenses, incurred by Secured Party in the event of a default and the payment thereof shall be secured by the Collateral.

     5.     Voting  Rights.     Except  as otherwise provided herein and so long
            ---------------
as no event of default hereunder has occurred, Pledgor shall have the right, where applicable, to vote said stock constituting Collateral on all corporate questions, or otherwise exercise such similar rights as may arise from the Collateral. Upon the occurrence of an event of default hereunder, such right shall terminate, whereupon Secured Party may exercise all such rights.

     6.     Exercise  of  Options.     In the event that during the term of this
            ---------------------
Agreement subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall constitute part of the Collateral, Secured Party may elect (without any duty to do so) to exercise such warrants, rights and options on behalf of Pledgor.
Payment of all costs and expenses incurred by Secured Party in such exercise, including sums paid to exercise such options or warrants and reasonable attorneys fees and legal expenses, shall be payable by Pledgor and the payment thereof shall be secured by the Collateral. If Secured Party elects not to exercise such warrants, rights and options on behalf of Pledgor. Pledgor may elect to exercise such warrants, rights and options at Pledgor's cost and expense. All new shares of stock or other interests so acquired shall be subject to and held under the terms hereof as Collateral.

     7.     Duty of Secured Party.     Beyond the exercise of reasonable care to
            ---------------------
assure safe custody of the certificates evidencing the collateral while held hereunder, Secured Party shall have no duty or liability to preserve rights pertaining to the Collateral and shall be relieved of all responsibility for the Collateral upon surrendering the certificates or tendering surrender of the certificates to Pledgor or the agreed upon escrow agent, as the case may be.

     8.     Representations  and  Warranties  Concerning  Collateral.  Pledgor
            ---------------------------------------------------------
represents  and  warrants  that:

          a.     Pledgor  is  the  sole  owner of the Collateral as set forth in
Section  1  of  this  Agreement.

          b. The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except for current taxes and assessments which are not delinquent and the security interest created by this Agreement.

c. Pledgor is an affiliate of Diversified Product Inspections, Inc. and owns that number of shares of Diversified Product Inspections, Inc. common stock as set forth in Section 1 of this Agreement, which were acquired on March __, 2001, pursuant to the reverse merger of Diversified Product Inspections, Inc.

     9.     Covenants  Concerning  Collateral.     Pledgor  covenants  that:
            ----------------------------------

          a. Pledgor will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except those for current taxes and assessments which are not delinquent and those arising from this Agreement.

          b. Pledgor agrees to give good faith, diligent cooperation to Secured Party and to perform such other acts reasonably requested by Secured Party for perfection and enforcement of said security interests.

          c. Except for $10,000 worth of shares of common stock that each Pledgor may sell prior to the filing of the registration statement, each Pledgor represents and warrants that Pledgor will not sell any shares of Diversified Product Inspections, Inc. Common Stock that it currently owns or may own after the signing of this Agreement until the earlier of (i) the date that the registration statement covering the Common Stock underlying the Debentures is declared effective or (ii) the date that the Debentures are redeemed or converted in full, including accrued but unpaid interest and liquidated damages, if any.

     10.     Right  to  Perform  for Pledgor.     Secured Party may, in its sole
             --------------------------------
discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Pledgor, pay filing, recording, insurance and other charges payable by Pledgor, or provide insurance as provided herein if Pledgor fails to do so. Any such payments advanced by Secured Party shall be repaid by Pledgor upon demand, together with interest thereon from the date of advance until repaid at the rate of ten percent (10%) per annum.

     11.     Possession  of Collateral.  All Collateral shall be held by Secured
             -------------------------
Party or an escrow agent to be agreed upon by Pledgor and Secured Party, who shall act as Secured Party's agent for the purpose of perfecting Secured Party's security interest in the Collateral.

     12.     Default.     Time  is  of  the  essence  of  this  Agreement.  The
             --------
occurrence  of any of the following events shall constitute a default under this
Agreement:


          a. Any representation or warranty made by or on behalf of Pledgor in this Agreement is materially false or materially misleading when made;

          b. Pledgor fails in the payment or performance of any obligation, covenant, agreement or liability created by or contemplated by this Agreement or secured by this Agreement;

          c. The registration statement covering the Common Stock underlying the Debentures and Warrants is not declared effective prior to the one hundredth eightieth (180th) calendar day following the funding of the first tranche in the amount of $100,000.

          d. The registration statement covering the Common Stock underlying the Debentures and Warrants is not filed within ninety (90) calendar days following the funding of the first tranche in the amount of $100,000.

          e. The Company fails to respond within thirty (30) calendar days of receipt of comments from the Securities and Exchange Commission.

          f. Any default in the payment or performance of any amounts, obligation, covenant, agreement or liability under the terms of the Debentures or this Agreement.

     No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

     13.     Remedies.     Upon  the  occurrence  of  any  default  under  this
             ---------
Agreement, Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Debentures;

          a. Secured Party shall have all the rights and remedies available under the Uniform Commercial Code:

          b. If Pledgor fails to cure any default within seven (7) business days after Pledgor's receipt of written notice of default from Secured Party, Secured Party may sell, deliver or otherwise dispose of any or all of the Collateral for cash and/or credit and upon such terms and at such place or places, and at such time or times, and to such person, firms, companies or corporation as Secured Party reasonably believes expedient, without any advertisement whatsoever, and, after deducting the reasonable costs and out-of-pocket expenses incurred by Secured Party, including, without limitation,
(i) reasonable attorneys fees and legal expenses, (ii) advertising of sale of the Collateral, (iii) sale commissions, (iv) sales tax, and (v) costs for preservation and protection of the Collateral, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Agreement.

          c. Secured Party and Pledgor agree to enter into an escrow agreement with Secured Party's counsel as escrow agent that shall provide in the event Pledgor is unable to cure any default within three (3) business days then escrow agent shall release that number of the Shares being held in escrow, equal to 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, based on the 5-day average closing bid price of the common stock for the five (5) trading days immediately preceding the third (3rd) business day after the Pledgor receives written notice of default from the Secured Party. After the shares delivered to Secured Party have been sold, the Secured Party shall show written documentation of the net amount recovered and if such amount was insufficient to cover 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, the escrow agent shall release additional shares to the Secured Party until the Secured Party is able to recover such amount, net of customary brokerage commissions. Secured Party shall provide a weekly accounting to escrow agent and Pledgor of the sales, amounts and brokerage commissions. Once Secured Party has recovered 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, the Secured Party shall return the balance of any Shares to the escrow agent and the escrow agent shall return to the Pledgor the balance of any of the Shares he is holding in escrow.

     Pledgor agrees to forward an additional 200,000 shares of Common Stock to Secured Party each calendar week until Secured Party is able to recover 130% of the principal balance owed on the Debentures plus accrued but unpaid interest and liquidated damages, if any, net of reasonable and customary broker's commissions and brokerage costs.

          d. The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Secured Party may deem expedient. No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

          e. In the event of breach or default under the terms of this Agreement by Pledgor, Pledgor agrees to pay all reasonable attorneys fees and legal expenses incurred by or on behalf of Secured Party in enforcement of this Agreement, in exercising any remedy arising from such breach or default, or otherwise related to such breach or default. Pledgor additionally agrees to pay all reasonable costs and out-of-pocket expenses, including, without limitation,
(i) reasonable attorneys fees and legal expenses, (ii) advertising of sale of the Collateral, (iii) sale commissions, (iv) sales tax, and (v) costs for preservation and protection of the Collateral, incurred by Secured Party in obtaining possession of Collateral, preparation for sale, sale or other disposition, and otherwise incurred in foreclosing upon the Collateral. Any and all such costs and out-of-pocket expenses shall be payable by Pledgor upon demand, together with interest thereon at ten percent (10.0%) per annum.


          f. Regardless of any breach or default, Pledgor agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Secured Party in any bankruptcy proceeding of any type involving Pledgor, the Collateral, or this Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

     g. If Pledgor shall be in default under the terms of the Debentures or this Agreement, Secured Party, immediately and at any time thereafter, may declare all of the indebtedness secured pursuant to this Agreement immediately due and payable, shall have all rights available in law or at equity, including, without limitation, specific performance of this Agreement or for an injunction against violations of any of the terms hereof, and the rights and all the remedies of a secured party under applicable law.

     14.     Notices.  Any notices or other communications required or permitted
             --------
to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company  or  Pledgor:

     Diversified  Product  Inspections,  Inc.
     3  Main  Street
     Oak  Ridge,  TN  37830
       Attention:  John  Van  Zyll,  CEO
     Telephone:     865-482-8480
     Facsimile:     865-482-6621

With  a  copy  to:

     Lisa  Temple,  Esq.
     Dunn,  MacDonald  &  Coleman
     1221  First  Tennessee  Plaza
     800  South  Gay  Street
     Knoxville,  TN  37929
     Telephone:     865-525-0505

     Facsimile:     865-525-6001

If  to  the  Investor:

     At  the  address  listed  in  the  Questionnaire.

With  a  copy  to:

     Joseph  B.  LaRocco,  Esq.
     49  Locust  Avenue,  Suite  107
     New  Canaan,  CT  06840
     Telephone:  203-966-0566
     Facsimile:  203-966-0363

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

     15.     Indemnification.     Pledgor  agrees to indemnify Secured Party for
             ----------------
any and all claims and liabilities, and for damages which may be awarded against Secured Party and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance of this Agreement, excluding any claims and liabilities based upon breach or default by Secured Party under this Agreement or upon the negligence or misconduct of Secured Party. Secured Party shall have sole and complete control of the defense of any such claims, and is hereby given the authority to settle or otherwise compromise any such claims as Secured Party in good faith determines shall be in its best interests.
                         Secured  Party  agrees to indemnify Pledgor for any and
all claims and liabilities, and for damages which may be awarded against Pledgor and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance of this Agreement, excluding any claims and liabilities based upon breach or default by Pledgor under this Agreement or upon the negligence or misconduct of Pledgor. Pledgor shall have sole and complete control of the defense of any such claims, and is hereby given the authority to settle or otherwise compromise any such claims as Pledgor in good faith determines shall be in its best interests.

     16.     General.     This     Agreement  is made for the sole and exclusive
             --------
benefit of Pledgor and Secured Party and is not intended to benefit any third party. No such third party may claim any right or benefit or seek to enforce any term or provision of this Agreement.

     In recognition of Secured Party's right to have all its attorneys fees and expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of the obligations secured by the Collateral, Secured Party shall not be required to release, reconvey, or terminate any security interest in the Collateral unless and until Pledgor has executed and delivered to Secured Party a general release in form and substance satisfactory to Secured Party.

     Secured Party and its officers, directors, employees, representatives, agents, attorneys, shall not be liable to Pledgor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Agreement or the Collateral.

     If the incurring of any debt by Pledgor or the payment of any money or transfer of property to Secured Party by or on behalf of Pledgor should for any reason subsequently be determined to be "voidable" or avoidable" in whole or in part within the meaning of any state or federal law (collectively "voidable transfers"), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Secured Party is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advise of Secured Party's counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Secured Party related thereto, the liability of Pledgor and Guarantor, and each of them, and this Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

     Pledgor represents that there are no actions, suits, investigations or proceedings pending or threatened against or affecting the validity or enforceability of the Debentures or this Agreement, any guaranty or any instrument, document or agreement concerning the Collateral or of which, if adversely determined, would have a material adverse effect on the financial condition, operations, business or properties of the Pledgor, and there are no outstanding orders or judgments of any court or governmental authority or awards of any arbitrator or arbitration board against the Pledgor.

     All agreements, representations, warranties and covenants made by Pledgor shall survive the execution and delivery of this Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Secured Party contemplated by this Agreement is outstanding and unpaid, notwithstanding any termination of this Agreement. All agreements, representations, warranties and covenants in this Agreement shall bind the Party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each Party for whom made their respective heirs, successors and assigns.

     Pledgor waives presentment, demand for payment, notice of dishonor, protest and any other notices or demands in connections with the delivery, acceptance, performance, default and enforcement of any promissory Debentures or instrument representing all or any part of the indebtedness

     Pledgor will pay to Secured Party on demand any costs, expenses, reasonable attorneys' fees and their reasonable disbursements incurred or paid by Secured Party in protecting or enforcing its rights in the Collateral and in collecting any part of the indebtedness and such amounts extended pursuant to this section shall be added to the indebtedness.


Any delay, failure or waiver by Secured Party to exercise any right it may have under this Agreement is not a waiver of Secured Party's right to exercise the same or any other right at any other time.

     If any provision of this Agreement or the application of any provision to any person or circumstance shall be invalid or unenforceable, neither the balance of this Agreement nor the application of the provision to other persons or circumstances shall be affected. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     In the interest of a speedy resolution of any lawsuit which may arise hereunder, Pledgor waives a trial by jury in any action with respect to this Agreement and as to any issues arising relating to this Agreement.

     The Parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Connecticut. Any action to enforce, arising out of, or relating in any way to, any provisions of this Agreement shall be brought in the federal courts for the State of Connecticut.

     All references in this Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa. Reference in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

     This Agreement constitutes the entire agreement between Pledgor and Secured Party as to the subject matter hereof and may not be altered or amended except by written agreement signed by Pledgor and Secured Party. All other prior and contemporaneous understandings between the Parties hereto as to the subject matter hereof are rescinded.

                [Balance of this page intentionally left balnk.]

     The Parties hereto have executed this Agreement as of the date first above written.

     SECURED  PARTY:


                         By: /s/ Jan Telander
                          _____________________________


                         PLEDGOR:  JOHN  VAN  ZYLL

                              /s/ John Van Zyll
                         By:  ______________________________


                         PLEDGOR:  MARVIN  STACY

                                 /s/ Marvin Stacy
                         By:  ______________________________


                         PLEDGOR:  ANN  FURLONG

                               /s/ Ann Furlong
                         By:  _____________________________